UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10 , 2025

Warby Parker Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40825 (Commission File Number)	80-0423634 (IRS Employer Identification No.)

233 Spring Street, 6th Floor East New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(646) 847-7215

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WRBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 10, 2025, Warby Parker Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 14, 2025 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 88,395,010 shares of the Company’s Class A common stock and 16,903,698 shares of the Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 94.11% percent of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2025.

Item 1 — Election of three Class I directors for a term of office expiring on the date of the annual meeting of stockholders in 2028 and until their respective successors have been duly elected and qualified.

The stockholders elected each of the three persons named below as Class I directors to serve until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Joel Cutler	237,778,945	3,239,740	16,413,305
Jeffrey Raider	206,881,368	34,137,317	16,413,305
Bradley Singer	240,507,403	511,282	16,413,305

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
256,851,407	478,455	102,128	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis. The results of such vote were:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
237,181,971	3,641,847	194,867	16,413,305

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARBY PARKER INC.

Dated: June 16, 2025	By:	/s/ Chris Utecht
Chris Utecht
General Counsel and Secretary